UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 28, 2015.

The stockholders:

•	Elected Diane Irvine, Barbara Messing and Michael Steib as directors, whose terms expire at the 2018 Annual Meeting of Stockholders, or in each case until the director’s successor is elected and qualified.

•	Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2015.

•	Advised that they approve the compensation of the Company’s named executive officers for the year ended December 31, 2014, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure included the Compensation Discussion and Analysis, the compensation tables, and any related material in the Company’s definitive proxy statement for the 2015 Annual Meeting).

Shares of common stock were voted as follows:

Director Nominee	For	Against	Withheld	Broker Non-Votes
Diane Irvine	20,661,217	--	222,028	2,888,903
Barbara Messing	20,661,517	--	221,728	2,888,903
Michael Steib	20,430,850	--	452,395	2,888,903

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP	23,430,549	327,318	14,281	--
Advisory Vote on Executive Compensation	20,769,466	98,679	15,100	2,888,903

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: May 28, 2015	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer and Secretary